Federated Hermes MDT Small Cap Value Fund Investment Strategy - Federated Hermes MDT Small Cap Value Fund	Sep. 30, 2025
Prospectus [Line Items]
Strategy [Heading]	RISK/RETURN SUMMARY: INVESTMENTS, RISKS and PERFORMANCEWhat are the Fund’s Main Investment Strategies?
Strategy Narrative [Text Block]	The Fund seeks to achieve its objective by investing primarily in the common stock of small U.S. companies. The Fund’s investment adviser’s (“Adviser”) investment strategy utilizes a small capitalization (“small-cap”) value approach by typically selecting its investments from companies listed in the Russell 2000® Value Index, an index that measures the performance of those companies with lower price-to-book ratios and lower forecasted growth values within the small-cap segment of the U.S. equity universe, which includes the 2,000 smallest companies by market capitalization within the Russell 3000® Index (an index that includes the 3,000 largest U.S. companies by market capitalization representing approximately 98% of the investable domestic equity market). As of September 31, 2025, companies in the Russell 2000® Value Index ranged in market capitalization from $58.6 million to $21.9 billion. The Fund’s investments may include, but are not limited to, equity securities of domestic issuers and equity real estate investment trusts (REITs). As the Fund’s sector exposure approximates the Russell 2000® Value Index, the Fund may, from time to time, have larger allocations to certain broad market sectors, such as financials and industrials. The Adviser implements its strategy (including the selection of REITs) using a quantitative model driven by fundamental and technical stock selection variables. This process seeks to impose strict discipline over stock selection, unimpeded by market or manager psychology. It seeks to maximize compound annual return while controlling risk. The process also takes into account trading costs in an effort to ensure that trades are generated only to the extent they are expected to be profitable on an after-trading cost basis. Additionally, risk is controlled through diversification constraints which limit exposure to individual companies as well as groups of correlated companies. Under normal circumstances, the Fund will invest its assets so that at least 80% of its net assets (plus any borrowings for investment purposes) are invested in small-cap value investments. For purposes of this policy, small-cap investments will be defined as companies with market capitalizations within the range of companies in the Russell 2000 Index, and value investments will be defined as companies with value characteristics that meet the applicable parameters for inclusion in the Russell 3000 Value Index. The Fund will notify shareholders at least 60 days in advance of any change in its investment policy. The Fund actively trades its portfolio securities in an attempt to achieve its investment objective which will cause the Fund to have a higher portfolio turnover rate.